POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director and/or Officer of Oppenheimer Main Street Funds, Inc. (the “Fund”), to sign on my behalf the Fund’s registration statement on Form N-14 (including any pre or post-effective amendments and supplements to such registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that I previously have executed. This power of attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

Dated this 6th day of October, 2011.

/s/ William L. Armstrong _ William L. Armstrong	/s/ Sam Freedman ___________ Sam Freedman
/s/ William F. Glavin, Jr __ William F. Glavin, Jr	/s/ Beverly L. Hamilton________ Beverly L. Hamilton
/s/ Brian W. Wixted _____ Brian W. Wixted	/s/ Robert J. Malone___________ Robert J. Malone
___________________ __ George C. Bowen	/s/ F. William Marshall, Jr______ F. William Marshall, Jr
/s/ Edward L. Cameron _____ Edward L. Cameron
________________________ Jon S. Fossel

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned, constitutes and appoints Arthur S. Gabinet, Randy G. Legg and Mitchell J. Lindauer each as my true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for me and in my capacity as a Director and/or Officer of Oppenheimer Main Street Funds, Inc. (the “Fund”), to sign on my behalf the Fund’s registration statement on Form N-14 (including any pre or post-effective amendments and supplements to such registration statements on Form N-14) under the Securities Act of 1933 and the Investment Company Act of 1940, as applicable, and proxy statements or other documents in connection thereunder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the U.S. Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully as to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each of them, may lawfully do or cause to be done by virtue hereof.

Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that I previously have executed. This power of attorney shall not be revoked by any subsequent power of attorney I may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.

Dated this 7th day of October, 2011.

________________________ William L. Armstrong	_________________________ Sam Freedman
______________________ __ William F. Glavin, Jr	_________________ ________ Beverly L. Hamilton
__________________ _____ Brian W. Wixted	__________________________ Robert J. Malone
/s/ George C. Bowen ______ George C. Bowen	___________________ ______ F. William Marshall, Jr
_______________________ Edward L. Cameron
________________________ Jon S. Fossel